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                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                               September 17, 1997

                             EMERALD FINANCIAL CORP.
                             -----------------------
             (Exact name of Registrant as specified in its Charter)

       Ohio                       000-22201                     34-1842953
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       (State or other           (Commission File No.)         (IRS Employer
       jurisdiction of                                         Identification
       incorporation)                                          Number)

       14092 Pearl Road, Strongsville, Ohio                    44136
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       (Address of principal executive offices)              (Zip code)

       Registrant's telephone number, including area code:  (440) 238-7311
                                                          ----------------

       N/A                                                          .
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        EMERALD FINANCIAL CORP.

Date:  October 2, 1997                  By: /s/ John F. Ziegler
                                        -----------------------
                                        John F. Ziegler
                                        Executive Vice President and Chief
                                        Financial Officer
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                             EMERALD FINANCIAL CORP.

               INDEX TO EXHIBITS FORM 8-K DATED SEPTEMBER 17, 1997

                  EXHIBIT                            DESCRIPTION
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                    16       Letter re change in certifying accountant